UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
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FORM 8-K
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CURRENT REPORT
Pursuant to Section 13 or 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): August 28, 2023

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OPAL Fuels Inc.
(Exact name of registrant as specified in its charter)
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Delaware (State or other jurisdiction of incorporation)	001-40272 (Commission File Number)	98-1578357 (IRS Employer Identification No.)
One North Lexington Avenue, Suite 1450 White Plains, New York		10601
(Address of principal executive offices)		(Zip Code)

Registrant's telephone number, including area code: (914) 705-4000

Not Applicable
(Former name or former address, if changed since last report)
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Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:
Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Class A common stock, par value $0.0001 per share	OPAL	The Nasdaq Stock Market LLC
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
Emerging growth company    ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01. Entry into a Material Definitive Agreement.

Landfill gas purchase and sale agreements

On August 28, 2023, a wholly-owned subsidiary of OPAL Fuels Inc. (referred to herein as the “Company”) entered into a Landfill Gas Purchase and Sale Agreement and a Lease Agreement (collectively, the “Kirby Agreements”) with Waste Management of California, Inc. ("WM"). The Kirby Agreements, which are effective as of August 28, 2023, provide the subsidiary with the right to purchase landfill gas (“LFG”) from WM’s Kirby Canyon Recycling and Disposal Facility located in Morgan Hill, California, and to build and operate a facility (the “Kirby Facility”) on a parcel located on the landfill to process the LFG into renewable natural gas (“RNG”). Per the terms and conditions of the Kirby Agreements, WM will receive a lease payment and certain royalties from the sale of RNG produced by the Kirby Facility, including associated environmental credits and attributes associated with the RNG. The terms of the Kirby Agreements are 25 years from the date the Kirby Facility commences operations. The representations, warranties and covenants contained in the Kirby Agreements were made solely for the benefit of the parties to the Kirby Agreements and may be subject to limitations agreed upon by the contracting parties.

On August 28, 2023, a separate, wholly-owned subsidiary of the Company entered into a Landfill Gas Purchase and Sale Agreement and a Lease Agreement (collectively, the “Guadalupe Agreements”) with Guadalupe Rubbish Disposal Co., Inc. ("GRD"), an affiliate of WM. The Guadalupe Agreements, which are effective as of August 28, 2023, provide the subsidiary with the right to purchase LFG from GRD’s Guadalupe Recycling and Disposal Facility located in San Jose, California, and to build and operate a facility (the “Guadalupe Facility”) on a parcel located on the landfill to process the LFG for the production of electricity. Per the terms and conditions of the Guadalupe Agreements, GRD will receive a lease payment and certain royalties from the sale of electricity produced by the Guadalupe Facility, including associated environmental credits and attributes associated with the electricity. The terms of the Guadalupe Agreements are 25 years from the date the Guadalupe Facility commences operations. The representations, warranties and covenants contained in the Guadalupe Agreements were made solely for the benefit of the parties to the Guadalupe Agreements and may be subject to limitations agreed upon by the contracting parties.

The foregoing summaries of the terms of the Kirby Agreements and Guadalupe Agreements are subject to, and qualified in their entirety by, the full text of the Kirby Agreements and Guadalupe Agreements filed hereto as Exhibits 10.1, 10.2, 10.3 and 10.4.

Cautionary Statement Regarding Forward-Looking Statements

This Current Report on Form 8-K contains forward-looking statements within the meaning of the federal securities laws. These forward-looking statements generally are identified by the words “believe,” “project,” “expect,” “anticipate,” “estimate,” “intend,” “strategy,” “future,” “opportunity,” “plan,” “may,” “should,” “will,” “would,” “will be,” “will continue,” “will likely result,” and similar expressions, but the absence of these words does not mean that a statement is not forward-looking. Forward-looking statements are predictions, projections, and other statements about future events that are based on current expectations and assumptions and, as a result, are subject to risks and uncertainties. Many factors could cause actual future events to differ materially from the forward-looking statements in this Current Report on Form 8-K, including, but not limited to those described under the section entitled “Risk Factors” in the Company’s Annual Report on Form 10-K for the year ended December 31, 2022, filed on March 29, 2023, as such factors may be updated from time to time in the Company’s periodic filings with the SEC, which are accessible on the SEC’s website at www.sec.gov.

New risks emerge from time to time. It is not possible for our management to predict all risks, nor can we assess the impact of all factors on our business or the extent to which any factor, or combination of factors, may cause actual results to differ materially from those contained in any forward-looking statements we may make. In light of these risks, uncertainties and assumptions, the forward-looking events and circumstances discussed in this Current Report on Form 8-K may not occur and actual results could differ materially and adversely from those anticipated.

Forward-looking statements speak only as of the date they are made. Readers are cautioned not to put undue reliance on forward-looking statements, and we assume no obligation and do not intend to update or revise these forward-looking statements, whether as a result of new information, future events or otherwise. We do not give any assurance that we will achieve our expectations.

Item 9.01. Financial Statements and Exhibits

Exhibit Number	Description
10.1†#	Landfill Gas Purchase and Sale Agreement, dated August 28, 2023 with Waste Management of California, Inc.
10.2†#	Lease Agreement, dated August 28, 2023 with Waste Management of California, Inc.
10.3†#	Landfill Gas Purchase and Sale Agreement, dated August 28, 2023 with Guadalupe Rubbish Disposal Co., Inc.
10.4†#	Lease Agreement, dated August 28, 2023 with Guadalupe Rubbish Disposal Co., Inc.
104	Cover Page Interactive Data File (embedded within the inline XBRL document).

†	Certain of the schedules and exhibits to this exhibit have been omitted pursuant to Regulation S-K Item 601(a)(5). The Company agrees to furnish supplementally a copy of any omitted schedule or exhibit to the SEC upon its request.
#	Certain confidential information contained in this document has been redacted in accordance with Item 601(b)(10)(iv) of Regulation S-K.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: August 31, 2023

OPAL Fuels Inc.

By:	/s/ Ann Anthony
Name:	Ann Anthony
Title:	Chief Financial Officer